UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2024

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2024, the Board of Directors (the “Board”) appointed Timothy Wyatt as a Class B director of the Board to fill the vacancy created by Seokwon Ha’s resignation from the Board. Mr. Wyatt was nominated by HGC NEXT INV LLC (“HGC”) to replace Mr. Ha as its designee on the Board. Mr. Wyatt will serve as a Class B director until the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”) and will be on the slate of directors to be voted on by the stockholders of the Company at the Annual Meeting.

Mr. Wyatt joined Hanwha FutureProof as Executive Vice President and Chief Strategy Officer for Shipping, LNG and Other Fuels in November 2023. Prior to that, Mr. Wyatt spent more than 12 years with Cheniere Energy, Inc. (“Cheniere”), where his final role was Senior Vice President, Corporate Development and Strategy. Mr. Wyatt also served as a director and Senior Vice President, Corporate Development and Strategy of Cheniere Energy Partners GP, LLC (“Cheniere Partners GP”), the general partner of Cheniere Energy Partners, L.P.

Mr. Wyatt joined Cheniere in April 2011 as Senior Manager, Shipping and Trading (UK) and subsequently served as Vice President, LNG Origination and Trading, before serving as Vice President, Commercial Operations of Cheniere from March 2017 to June 2019 and Cheniere Partners GP from May 2017 to August 2019, and Vice President, Business Development and Strategy of Cheniere from June 2019 to March 2021 and Cheniere Partners GP from August 2019 to May 2021. Mr. Wyatt has over 15 years of experience in commodity operations, marketing, shipping and trading. Prior to joining Cheniere, Mr. Wyatt was with Simpson, Spence and Young, where he was responsible for the gas business. Prior to Simpson, Spence and Young, Mr. Wyatt held positions with Shell and Deutsche Bank. Mr. Wyatt holds a B.A. Honors from the University of the West of England, Bristol.

As a director nominated to the Board pursuant to an agreement with the Company, Mr. Wyatt will be entitled to reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board. Mr. Wyatt has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2024

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel